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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 July 28, 2005
                Date of Report (Date of Earliest Event Reported)

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                                   ZiLOG, Inc.
             (Exact name of Registrant as specified in its charter)

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         Delaware                       001-13748                13-3092996
(State or other Jurisdiction      (Commission File No.)        (IRS Employer
    of  Incorporation)                                       Identification No.)

                                 532 Race Street
                           San Jose, California 95126
          (Address of principal executive offices, including zip code)

                                 (408) 558-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On July 28, 2005, ZiLOG, Inc. (the "Registrant") issued the press release attached hereto as Exhibit 99.1 announcing its results of operations for the second quarter of 2005.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits.

           The following exhibit is furnished with this report on Form 8-K:

           99.1    ZiLOG, Inc. press release dated July 28, 2005

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         ZiLOG, INC.

                                                         By: /s/ John Rodman
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                                                             John Rodman
                                                             Controller

Date: July 28, 2005

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                                  EXHIBIT INDEX

99.1  Press release dated July 28, 2005.